UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

Bridger Aerospace Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41603	88-3599336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Aviation Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 813-0079

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BAER	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BAERW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2026, Bridger Aerospace Group Holdings, Inc. (the “Company”) issued a press release announcing its results of operations for the first quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On May 6, 2026, the Company held a conference call to discuss its results for the first quarter ended March 31, 2026. A transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Bridger Aerospace Group Holdings, Inc.

99.2	Transcript of first quarter 2026 earnings conference call of Bridger Aerospace Group Holdings, Inc. held on May 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGER AEROSPACE GROUP HOLDINGS, INC.

Dated: May 12, 2026	By:	/s/ Anne Hayes
Anne Hayes
Chief Financial Officer